CODORUS VALLEY BANCORP

2007 STOCK INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

The Grantee identified below has been granted an Award under the Restricted Stock provisions of the 2007 Stock Incentive Plan of Codorus Valley, Inc. (the “Plan”). The purpose of this Agreement is to communicate to the Grantee the specific terms of that Award, to serve as evidence of the Plan rights that have been awarded, and to obtain the Grantee’s acknowledgment of the Award and agreement to be bound by the Plan’s provisions. This Agreement is to be interpreted and applied in conjunction with the provisions of the Plan which is incorporated by reference herein.

I.	Name of Grantee:
II.	Date of Grant:
III.	Total Number of Shares Covered by the Restricted Stock Award:
IV.	Restriction Period Start and End Dates (the Restricted Stock shall vest as follows: [describe]):	Start: _________________________ End: _________________________
V.	Consequences of Termination of Employment During the Restriction Period:	As provided in the Plan

All dividends paid in respect of shares of Restricted Stock shall be reinvested in shares of the Company’s common stock, which shall be similarly restricted.

The foregoing Award was duly made by the Board of Directors of Codorus Valley Bancorp, pursuant to the terms of the Plan, effective as of the date of grant indicated above.

CODORUS VALLEY BANCORP

By: _________________________________

Title: ________________________________

Grantee’s Receipt and Acknowledgment

By signing below, the Grantee hereby acknowledges receipt of a copy of this Agreement and the Plan and agrees to be subject to the terms and conditions of this Agreement and the Plan.

Date: _________________	________________________________________

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